AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT TO EMPLOYMENT AGREEMENT dated as of May 9, 2007 (this "Amendment") between Dune Energy, Inc., a Delaware corporation having its principal place of business at 3050 Post Oak Blvd., Suite 695, Houston, Texas 77056 (the "Company"), and Amiel David, an individual residing in the State of Texas ("Executive").

      WHEREAS, the Executive and the Company entered into a certain Employment Agreement dated as of April 17, 2007 (the "Agreement");

      WHEREAS, the Executive and the Company desire to correct a certain scrivener's error in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the parties agree as follows:

      1. Amendment to Agreement: Section 6(c) of the Agreement is hereby amended by deleting the words "sourced by Executive" and substituting in place thereof "or stock".

      2. Agreement in Full Force and Effect: The parties hereto agree that, except for the Amendment set forth in Section 1 above, all other terms and provisions of the Agreement remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first above written.

Company:                                              DUNE ENERGY, INC.


                                                      By:   /s/ James A. Watt
                                                          ----------------------
                                                          Name: James A. Watt
                                                          Title: President & CEO


Executive:                                            AMIEL DAVID


                                                            /s/ Amiel David
                                                      --------------------------
                                                      Amiel David